Exhibit 99.2

A single platform for driving forward shared mobility worldwide Proposed merger with GreenVision Acquisition Corp. (Nasdaq: GRNV) February 2021

Disc l aimer Additional Information and Where to Find It GreenVision Acquisition Corp . (“GRNV”) intends to file with the U . S . Securities and Exchange Commission (“SEC”) a preliminary proxy statement in connection with the proposed business combination (the “Merger”) and will mail a definitive proxy statement and other relevant documents to its stockholders . GRNV’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with GRNV’s solicitation of proxies for its stockholders’ meeting to be held to approve the Merger because the proxy statement will contain important information about GRNV, Helbiz, Inc . (“Helbiz”) and the Merger . The definitive proxy statement will be mailed to stockholders of GRNV as of a record date to be established for voting on the Merger . Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www . sec . gov or by writing to GreenVision Acquisition Corp . , One Penn Plaza, New York, NY 10019 , Attn : David Fu, Chief Executive Officer . Participants in the Solicitation GRNV, Helbiz and certain of their respective directors and officers may be deemed participants in the solicitation of proxies of GRNV’s stockholders with respect to the approval of the Merger . GRNV and Helbiz urge investors, stockholders and other interested persons to read, when available, the preliminary proxy statement and amendments thereto and the definitive proxy statement and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the Merger, as these materials will contain important information about Helbiz, GRNV and the Merger . Information regarding GRNV’s directors and officers and a description of their interests in GRNV is contained in GRNV’s annual report on Form 10 - K for the fiscal year ended December 31 , 2019 . Additional information regarding the participants in the proxy solicitation, including Helbiz’s directors and officers, and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement for the Merger when available . Each of these documents is, or will be, available at the SEC’s website . Non - GAAP financial measures This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including, but not limited to EBITDA and other metrics derived therefrom . These non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the GRNV’s or Helbiz’s financial results . Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP . In addition, historical financial measures included in this presentation have not been audited and are subject to review and adjustment accordingly . You should be aware that GRNV’s and Helbiz’s presentation of these measures may not be comparable to similarly - titled measures used by other companies . The Company's management believes that these non - GAAP, unaudited measures of financial results provides useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations and you should not rely on any single financial measure to evaluate the Company's business . These non - GAAP financial measures are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) and should not be considered as alternatives to GAAP . These non - GAAP financial measures are included herein because GreenVision and Helbiz believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends . Other companies may calculate their non - GAAP financial measures differently, and therefore Helbiz's non - GAAP financial measures may not be directly comparable to similarly titled measures of other companies . Additionally, to the extent that forward - looking non - GAAP financial measures are provided, they are presented on a non - GAAP basis without reconciliations of such forward - looking non - GAAP financial measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation . No Offer or Solicitation This presentation is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Transactions and shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction . Forward Looking Statements This presentation contains “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words such as “anticipate”, “believe”, “could”, “continue”, “expect”, “estimate”, “may”, “plan”, “outlook”, “future” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to GRNV’s and Helbiz’s future prospects, developments and business strategies . In particular, such forward - looking statements include statements concerning the timing of the Merger, the business plans, objectives, expectations and intentions of GRNV once the Merger and the other transactions contemplated thereby (the “Transactions”) and change of name are complete (“New Helbiz”), and Helbiz’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities . These statements are based on GRNV’s or Helbiz’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events . Such forward - looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside GRNV’s or Helbiz’s control, that could cause actual results to differ materially from the results discussed in the forward - looking statements . These risks, uncertainties, assumptions and other important factors include, but are not limited to : (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement ; (2) the inability to complete the Transactions due to the failure to obtain approval of the stockholders of GRNV or Helbiz or other conditions to closing in the Merger Agreement ; (3) the ability of New Helbiz to meet Nasdaq’s listing standards (or the standards of any other securities exchange on which securities of the public entity are listed) following the Merger ; (4) the inability to complete the private placement of common stock of GRNV to certain institutional accredited investors ; (5) the risk that the announcement and consummation of the Transactions disrupts Helbiz’s current plans and operations ; (6) the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of New Helbiz to grow and manage growth profitably, maintain relationships with customers, business partners, suppliers and agents and retain its management and key employees ; (7) costs related to the Transactions ; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the Transactions ; (9) the possibility that Helbiz and New Helbiz may be adversely affected by other economic, business, regulatory and/or competitive factors ; (10) the impact of COVID - 19 on Helbiz’s and New Helbiz’s business and/or the ability of the parties to complete the Transactions ; (11) the outcome of any legal proceedings that may be instituted against GRNV, Helbiz, New Helbiz or any of their respective directors or officers, following the announcement of the Transactions ; and (12) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments . Additional factors that could cause actual results to differ materially from those expressed or implied in forward - looking statements can be found in GRNV’s most recent annual report on Form 10 - K, subsequently filed quarterly reports on Form 10 - Q and current reports on Form 8 - K, which are available, free of charge, at the SEC’s website at www . sec . gov, and will also be provided in the proxy statement when available . New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us . You are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made, and GRNV and Helbiz undertake no obligation to update or revise the forward - looking statements, whether as a result of new information, changes in expectations, future events or otherwise . This presentation is not intended to be all - inclusive or to contain all the information that a person may desire in considering an investment in GRNV and is not intended to form the basis of an investment decision in GRNV . All subsequent written and oral forward - looking statements concerning GRNV and Helbiz, the Transactions or other matters and attributable to GRNV and Helbiz or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above . Industry and Market Data In this Investor Presentation, Helbiz relies on and refers to information and statistics in the sectors in which it intends to compete. Helbiz obtained this information and statistics from third - party sources believed to be reliable, including reports by market research firms. Helbiz has supplemented this information where necessary with its own internal estimates, taking into account publicly available information about other industry participants and its management’s best view as to information that is not publicly available. Neither Helbiz nor GreenVision has independently verified the accuracy or completeness of any such third - party information. Use of Projections. This presentation contains financial forecasts. Neither GreenVision’s nor Helbiz’s auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above - mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of GreenVision’s or Helbiz’s control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of GreenVision, Helbiz or the combined company after the business combination or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. 2

Key Business Lines Company Overview Mobility Last - mile solutions range from e - scooters and e - bikers to e - mopeds Revenue > $ 4 M 2 29 Licenses 96% Mobility Advertising 2 0 20 4% Advertising Integrated omni - channel advertisement offerings on Helbiz app 7 4% 2025E 10% 16% Revenue Mobility Advertising New Verticals $ 449M 279 Licenses 3 2 . 5 M Users 1 17 Licenses 12 Licenses Notes: 1 Across our platforms as of Jan - 21. 2 Based on unaudited financials of the company

4 Pricin g Avg. trip distance Gen der A g e E - Scooter $ 1 unlock + $ 0.30/min 1.9 km Male 80% Female 20% age 18 - 34 E - Bike $ 1 unlock + $ 0.30/min 3.9 km Male 40% Female 60% age 25 - 40 E - Moped $ 0 . 2 6/min 8 km Male 60% Female 40% age 25 - 55 $ 29.99/mo A ride for every preference Demographic & pricing for every vehicle type

Mobility on - demand $ 1 to Unlock + $ 0.30/min* $ 29.99/month Scan | Unlock | Ride ∞ Pay - As - You - Go All - You - Can - Ride Card & Cash Pay with Card & Top - up cash in +50,000 locations * Avg. price across markets

6 An actual journey right from within our connected ecosystem - Helbiz provides an easy, inexpensive and eco - friendly transportation option. - With a proprietary ecosystem of vehicles to be integrated with public transportation, Helbiz prioritizes intermodal access. - Riders can reserve vehicles in advance, and there will always be a vehicle ready when they arrive at the station. A Multi - Modal Journey 7 : 20 AM 7 : 26 AM 7 : 33 AM 8 : 30 AM 8 : 32 AM 8 : 42 AM Turin Milan

Market Penetration 7 #1 2 6% 6 0% 65% Operator, Market Leader & of all people between 18 & 49 of ALL 2020 Italian Tender offer success rate in first mover in Italy in Key Markets (IT) have our city tenders offered, the United States app installed we won

Key Investment Highlights 8 Why the future belongs to Helbiz An Established Market Leader - A well - known brand with deep market penetration A New Regulatory Landscape - Benefitting Helbiz, an experienced and reputable operator with a strong pipeline of licenses Multiple Revenue Streams - Less dependent on rental income A Proven Business Model - Compelling unit economics and clear path to profitability in 2021 Market Leading Technology - Our proprietary technology platform An Innovative Multimodal Platform - Broadened reach, value proposition and city integration In - house Operations - A higher level of control over service quality and offerings Multiple catalysts ahead - New licenses expected to be signed in 2021 1 2 3 4 5 6 7 8 Attractive valuation - Proforma 1.9x 2022 EV/revenue, 7.1 x 2022 EV/EBITDA 10 Transaction includes anticipated $ 30 million PIPE - Anchored by institutional investors and Helbiz shareholders rolling 100% of their e 9

Select Team members Visionary Management Team Salvatore Palella Giulio Profumo Jonathan Hannestad Nemanja Stancic Stefano Ciravegna Lorenzo Speranza Max Pike Phil Cardenas Founder & CEO Chief Financial Officer Chief Operating Officer Chief Technology Officer Chief Strategy Officer Chief Accounting Officer Head of Growth Head of Trust & Safety Serial entrepreneur with Former investment banker at Led creation of the Helbiz Accredited CTO with Former investment banker Former Executive auditor at Former Strategy & Planning Former Head of Global Trust Investment and startup Rothschild and Citigroup with ecosystem from its inception. extensive portfolio including and PE manager Goldman Ernst & Young at Uber, and head of and Safety at both AirBnB experience proven investment and startup experience Previously founded various software startups. former 3x MVP at Microsoft Sachs and AIG Global Investments Operations at Skip and Uber Past Companies include: 9

Helbiz works with a wide range of partners to maximize exposure and user offerings Brands partner with Helbiz Points of Sale Fashion & Entertainment Banking & Finance Transportation Universities + 15 more Payment Providers Sus t ainabi lity 10

Environmental, Social and Governance (ESG) 11 Powered by 100% renewable energy in partnership with Ene l 1 Completely recycled. Down to the last screw Fully CO 2 Neutral by 2022 Social Equity. Enabling people to move around Notes: 1 Enel Green Power's energy generation mix includes all the main renewable resources: wind, solar, hydroelectric and geothermal. Production is 100% sustainable.

Mic r o Mobility is the Future 12

13 Young people are driving less, car ownership on the decline Car Ownership is Declining 7 9 . 6% 65.4% 62% 31.1% 2 6% 82% 9 1 . 8% 8 0 . 4% 46 . 2% 1 9 8 3 2 008 2 0 17 18 Year Old 16 Year Old 20 - 24 Year Old Percentage of U.S. licensed drivers in different age groups (in percent) 1 Notes: 1 Green Car Congress - Choosing not to drive: A transient or a permanent phenomenon ?

Micro - mobility Opportunity 25% 20% 15% 10% 5% Over 500Billion annual passenger trips in the US and EU are under 5 miles 1 % of single trips 30% <1 5 9 13 17 21 Trip Distance 25 29 $ 1 .8 $ 3 . 7 P r ice / mile $ 1 1 . 0 $ 9 .2 $ 7 . 3 $ 5 . 5 1 2 3 4 5 6 7 8 9 10 Mil e s Micromobility Personal Car Yellow Cab Ride Hail From 1 to 5 miles MicroMobility offers the greatest savings 2 14 The majority of passenger trips are under 5 miles; on these short trips micro - mobility is cheaper, faster, and more sustainable than rideshare Notes: 1 US Department of Transportation: 2017 National Household Travel Survey (2018) 2 Barclays - Equity Research - Micromobility Report (20 March 2019)

Cumulative Rides 1 0 , 00 0 , 00 0 , 000 1 , 00 0 , 00 0 , 000 10 0 , 00 0 , 000 1 0 , 00 0 , 000 1 , 00 0 , 000 10 0 , 000 1 0 , 000 1 , 000 100 10 0 1 2 3 4 5 6 Years After Launch Cannibalization of transportation modes by micro - mobility trips, 2030, by % 1 Private car 30% Other car - based mobility 10% Public Transport 35% Walking / Biking 25% Total 100% Micro - mobility Adoption VS Ridesharing 2 15 Increased Micro - mobility Adoption Estimates peg micro - mobility penetration at 8 - 10% of the >500B short trips , resulting in adoption accelerating faster than rideshare 2 Barclays - Equity Research - Micromobility Report (20 March 2019) Notes: 1 McKinsey - Micromobility: Industry progress, and a closer look at the case of Munich (2019)

Favorable Industry Outlook Micro - mobility in USA & Europe is expected to be a $ 300 - $ 450 Billion Notes: 1 McKinsey & Company - Micromobility's 15,000 - mile checkup (2019) 300 $ Billion 150 $ Billion M a r k e t b y 2 0 3 0 1 16

Strategy & E x ec u tion To win 17

Securing Licenses Helbiz Expertise External Advisory + • Internal knowledge generated by previous experiences & proven track record over several years • Local consultants familiar with • local authorities Expert knowledge and contacts Win Operating Licenses Visible Revenue Track Record 18 • Winning licenses gives us an • ever - improving track record Easier to win further permits • Assured revenue • Limited Competition • Predicted future cash flows • The right to be the only, or one of few, operators in a given city Formula for regulatory s u ccess - We have developed significant knowledge internally and worked with external advisors, navigating the regulatory environment. - We engage with regulators and local authorities far more proactively.

Securing Licenses Washington D.C. Accountability 20 23 27 18 Equipment Design 4 4 4 4 Safety 27 35 43 32 Innovation 1 11 13 2 Equity Plan 15 27 13 18 Labor 6 18 13 10 Sustainability 4 4 6 2 Data 13 15 17 16 Total 90 137 136 102 Atlanta Operations Plan 47 51 49 40 Communication 20 22 22 14 Fleet Design 15 13 15 13 Equity Plan 12 12 12 12 Innovation 18 15 6 12 Total Score 112 113 104 91 We are experts on permits. In a market that is highly regulated we have regulatory superiority. 19 o f 6 0 alia n I t 0 2 0 2 L L A % y ci t Ci t 2 9 o n w se s lice n y tenders offered, we won Highest Score & License in Atlanta Highest Score & License in Washington D.C.

Market leading position in Italy The Italian market leader offering the #1 platform & Customer Experience with the most licenses App Store Ranking A (Travel Category) 1 pp Store Rating Funding 2 Licenses (IT) #1 4.92 31M 17 #4 4.92 935M 5 #7 4.87 623M 4 #11 4.39 72M 7 #37 4.89 388M 2 With a lean structure Helbiz has built an efficient well - run operation that has not only cemented itself as the leading platform, with the #1 customer experience but furthermore Helbiz has been able to secure the majority of all licenses offered so far in Italy. 20 Notes: 1. As of October 2020 2. Funding source: Crunchbase

Market Focus 21 A dedicated focus on the more Profitable Markets. Less competition. More loyalty. Deeper penetration. Tier 1 Cities Tier 2 Cities Population +750k 250 - 750k Competitors per city +5 Operators 1 - 2 Operators Cost to cover $$$$$ $$$ Regulations Strict & Expensive Easy to work with & Co l l abor ati v e $ /Vehicle/Month $ 100 - 500 $ 400

- Robust & reliable in - house driver network - Flexible and scaleable infrastructure - A hyper local approach, on a global scale - Licenses & profitability depends on operational efficiency - All tools used in our operation are built from scratch to work seamlessly together with our core engine & algorithms - AI powered with a human touch 22 Operations Ope r ationa l l y Superior

Innovative tech driven platform

100% Proprietary Technology, developed in-house

Software Focused



+



Dispatch & Driver App

A suite of operational tools from drivers app, warehouse and inventory management to our analytics, prediction algorithms and dispatch engine

Core Platform Engine

Our proprietary dispatch engine manages our global fleet, priorities and routes tasks to each driver in real-time

Our Utilization and prediction engine helps predict and maximize vehicle utilization across cities and platforms.

Operations


HELBIZ

Operational Superiority

A hyper local approach, on a global scale
Hire, learn from and partner with local companies. Serve each city with best-in-class service quality.

In-house drivers, guaranteed service
Use in-house teams for on-ground operations to ensure service level and accountability.

=

Operational Efficiency

Increased
Revenue Per Vehicle

Optimized
Fleet Management

Reduced
Theft & Vandalism

HELBIZ

23

Innovative solutions to key concerns make us the preferred Shared Mobility Partner Integrated parking systems in our operating model Artificial In t e l l igenc e Parking Verification AI Powered Parking Verifications Analyzes a user's Parking Photo in real time to ensure compliance with local regulations. 24 Smart Parking Spots (Patent Pending) - This proprietary technology ensures a vehicle is parked within a marked area. - Users are guided to the nearest parking spots. - Cities can access a live view and set limits of vehicles per spot.

Outsourced Hardware Strong Relationships with R&D and Manufacturing Partners Enable Steady Supply & Operational Efficiency

Customer Acquisition Strategy 26 Our strategically placed vehicles act as mobile billboards attracting and converting users while they are in the field & ready to consume our product 70% Organic 20% Partnerships 10% Direct Advertisement < $ 1 Combined Customer Acquisition Cost

Looking F o r w a r d 27

Leverage our customer touch points to cross sell additional higher margin products/ services Leverage our low CAC, growth, penetration and user base to launch new products expanding into a hyper - vertical platform focused on covering the entire customer journey around a singular vertical - with new services such as: Public Transit Integration & Ticketing HelbizKitchen Food Delivery Native Wallet & Payment System (fintech license in progress in Europe) Micro - mobility A d v e r t is e m e n t Payments & Food Our Vision 28

Customer Journey

Onboard

MicroMobility

Rapidly onboard and grow user base through fast consumed and low CAC MicroMobility

CAC <$1

Retain

Keep them riding

Boost rides through subscriptions & Incentives to maximize retention, screen time and advertisement potential

CLTV +$360/user [1]

Upsell & Convert

Food, Transit & Payments

After gaining attention and retention use our platform and incentives to push other products for an integrated daily experience

CLTV +$1,250/user [2]

DOORDASH Revolut N26

Notes: [1] Internal Calculation [2] Is Revolut the Wework of fintech? - Hernaes (21 October 2019)

HELBIZ

29

Our 6 Growth Strategies Grow our Rider base Expand MultiModal Of f erings Expand into New Markets Grow Advertisement Opportunities 4 Launch new products for hyper vertical penetration 5 3 2 1 Grow Synergy between 30 Pl at f orms 6 Micro - Mobilty Growth Opportunities

A d v e r tising Parking Hub Displays A network of charging parking hubs with smart connected LED displays with the ability to play video ads. In - App Advertising Full screen unlock advertising, branded map pins and ads triggered as users pass near specific locations. Vehicle Branding Large partnerships to co - brand vehicles in specific cities or countries Advertisement helps to enhance margins , leveraging existing assets 31

Incremental Revenue Streams - Advertising Unlike other ad platforms, Helbiz interacts directly with consumers and their environment while they are on - the - go We know where users live, work, and how they move around their cities, and can geo - target all users with advertisement when they unlock, ride or pass in near vicinity of specific spots or stores. Physical Station A d s Location T rigge r ed Ads Un lock 32 A d s

Our F i nanc i als 33

Indicati v e Transaction Overview Key Metrics: • Expected pro forma enterprise value of $ 320.5 million at closing • Implied pro forma enterprise value of 1.9x 2022E revenue and 7.1x 2022E ebitda • Profitability expected in 2021 Sources Sou r ces $ M GV trust Helbiz PIPE Financing Total Sources 5 7 . 5 300 30 38 7 . 5 Pro - Forma Enterprise Value In millions except share price Shares Outstanding 40.8 Share Price $ 10.00 Equity Value $ 408 (+) debt 7.5 ( - ) cash $ 80 Enterprise Value $ 320.5 Uses U s e s $ M Equity Issued to Helbiz Estimated Transaction Fees Remaining Cash Total Uses 3 00 7.5 80 38 7 . 5 34 Pro - Forma Ownership at Closing PIPE 7 . 4 % Helbiz 7 3 . 6 % GV public shares + rights 1 9 . 0 % Notes: Included $ 30 Million PIPE. Assumes no redemptions from GreenVision existing public shareholders. Excludes the impact of GreenVision 5.75 m warrants with a strike price of $ 11.50 and outstanding compensatory equity awards

Attractive Valuation 35 ( $ Mill. ) Summary of Approach • Applies a range of 1.8x – 7.1x multiples to Helbiz 2025E Revenue to arrive at an Implied Future Enterprise Value. That Future Enterprise Value is discounted 5 years back to today to arrive at an Implied Current Enterprise Value. • The applied range of multiples is centered around the median of Helbiz peer group (3.6x) with sensitivity built on both the high and low ends. • Revenue multiple is the appropriate valuation approach based on how industry is valued and based on available data. $ 3,196 $ 1,284 ≈ 50% Discount ≈ 80% Discount $ 3 2 4 $ 8 0 7 $ 321 Implied EV Based on Comparable Companies Current Trading Values Transaction Value 1.8x – 7.1x 2025E Revenue Implied Future Enterprise Value Discount Rate: 20% 1.8x – 7.1x 2025E Revenue Implied Discounted Enterprise Value .7x 2025E Revenue Post Money Enterprise Value

Comparable Company Benchmarking 1 0 . 7x 3 . 1 x 4. 5 x 1 3 . 7x 1 8 . 2 x 16.8x 5 . 7x 3 . 0 x 4 . 1 x 1 . 9 x 1 3 . 4 x 3 . 7x 5 . 2 x 22 . 5 x 6. 9 x 4 . 1 x 5 . 4 x 4 . 0 x 2 0 2 1 2 0 22 A d v e r t i s i n g Ride Sharing Delivery 36 Helbiz pro forma valuation at a substantial discount to its public peers Note: revenue multiples as of January 14th 2021.

37 Sources: Crunchhbase, Pitchbook, Techcrunch, Reuters, Dealroom, The verge . Note: 1. Funding round done at the height of the COVID - 19 pandemic for liquidity purposes. HQ Total Funding Latest Funding Lead Investors Licenses Countries Vehicle Type Hel b i z $ 3 1 M $ 6M 29 3 Link Voi Tier Lime C i tySc oo t Bird Dott Wi nd $ 79M $ 388M $ 38 1 M $ 935M $ 96M $ 623M $ 57M $ 72M $ 60M $ 160M $ 250M $ 170M 1 $ 26M $ 75M $ 34M $ 50M 12 50 80 86 4 82 15 22 3 11 10 29 3 14 5 10 Precedent Transaction A nalysis Helbiz has proven capital efficiency

Operating Metrics Projections 38 Licenses 2 0 2 1 E 2 0 22 E 2 0 2 3 E 2 0 2 4 E 2 0 2 5 E 146 111 78 45 12 80 63 47 31 15 53 48 43 38 33 I t a l y U S A Other 1 V ehic l es 2 0 2 1 E 2 0 22 E 2 0 2 3 E 2 0 2 4 E 2 0 2 5 E 17,663 16,075 14,563 5,838 32 , 55 0 2,600 9,950 9,950 8,200 8,200 8,200 68,250 60,000 55,450 34,300 21,750 Sc o o t e r Bi k e Mo ped Rides 2 0 2 1 E 2 0 22 E 2 0 2 3 E 2 0 2 4 E 2 0 2 5 E Sc o o t e r Bi k e Mo ped 4 8 , 338 7 8 ,213 86,025 95 , 8 6 3 2 3 M 35 M 56M 62M 69M 60 112 2 1 4 2 4 9 279 CAGR: 46.8% CAGR: 31.0% CAGR: 31.0% 2021 - 25E 2021 - 25E 2021 - 25E Note: 1 Other countries including Spain, France, Greece, UK, Serbia, Canada 16M 25M 40 M 43M 49M 6M 7M 7M 6M 6M 10M 12M 13M 4M 2M

Financial Projections 39 Revenue 2 2 0 2 1 E 2 0 22 E 2 0 2 3 E 2 0 2 4 E 2 0 2 5 E Mobility A d s New Verticals 1 $ 8 0 M $ 1 65M $ 290 M $ 3 7 6M $ 44 9M Gross Profit 2 0 2 1 E 2 0 22 E 2 0 2 3 E 2 0 2 4 E 2 0 2 5 E $ 2 6 4 M $ 1 4 3 M $ 75M $ 3 4 M Gross Profit 42% 4 6% 49% 55% $ 2 0 6M 59% Profit Margin EBITDA 3 2 0 2 1 E 2 0 22 E 2 0 2 3 E 2 0 2 4 E 2 0 2 5 E $ 1 9 0 M $ 9 5M $ 4 5M $ 1 3 M EBIT D A EBITDA Margin 16% 27% 33% 42% 39% $ 1 4 5M Rapid growth at scale and improving profitability CAGR: 53.9% CAGR: 67.5% CAGR: 95.0% 2021 - 25E 2021 - 25E 2021 - 25E $ 333M $ 282M $ 228M $ 126M $ 64M $ 69M $ 53M $ 30M $ 18M $ 47M $ 40M $ 32M $ 20M Note: 1 B2B & Insurance 2 These projections assume an anticipated resolution to the COVID - 19 situation and the resulting economic benefits. 3 Non - GAAP numbers.

Revenue bridge from FY2020 to FY2021E 40 Of the $ 80M in revenue FY2021E, $ 44M are generate from existing licenses and $ 25M from new licenses Total vehicles F Y 2 0 2 0 Vehicles deployed in existing cities Vehicles deployed in new cities Total vehicles F Y 2 0 2 1 Italy 5,750 13,300 5,450 1 8 , 750 USA 2,450 6,700 2,500 9 , 2 00 Ot her 4,600 4,600 T o t a l 8 , 2 00 2 0 , 000 12 , 55 0 32 , 55 0 FY2020 2 Revenue from existing licenses Revenue from new licenses Ads & New Verticals F Y 2 0 2 1 80M 4M 16M 7M 5M 18M 8M 26M It a l y U S A Other 1 T o t a l Vehicle Rollout Revenues Note: 1 Spain & Greece 2 Based on unaudited financials of the company

Financial Summary 2 0 2 1 E 2 0 22E 2 0 23E 2 0 2 4E 2 0 25E Vehicles 32 , 550 4 8 , 33 8 7 8 ,213 8 6 , 0 25 95 ,8 63 Revenue $ 8 0M $ 165M $ 290M $ 3 7 6M $ 449M % Growth 105% 76% 29% 20% Gross Profit $ 34M $ 75M $ 143M $ 2 06M $ 264M % Margin 42% 4 6% 49% 55% 59% EBITDA 1 $ 13M $ 45M $ 9 5M $ 145M $ 190M % Margin 16% 27% 33% 39% 42% Growth Capex $ 18M $ 17M $ 36M $ 35M $ 46M % Revenue 2 3% 10% 12% 9% 10% 41 in million $ Note: 1 Non - GAAP numbers.

Launch Playbook Real Case Study based on Tier 2 city Pescara, Italy (Population: 375,000) In thousands $ 42 W - 4 $ 2 W - 3 13 4 1 0 2 72 43 11 0 0 $ 128 $ 105 $ 84 $ 61 $ 39 $ 5 $ 2 W - 2 W - 1 Week 0 (launch) Week 1 Week 2 Week 3 Week 4 $ 21 $ 228 $ 166 $ 109 $ 62 $ 21 0 $ 0 0 $ 0 $ 0 $ 0 Re v e nu e COGS 1 T r i p s 4 weeks to launch Clear path to profitability Operating Profit Margin - 86% 2% 23% 37% 44% Inf r astructu r e Recruiting Warm Up Sa f ety Launch Scale 1 COGS not including depreciation

$ 201,563 - 22% - 1 4% - 26% — 2% - 4% - 5% - 5% - 2 % Operational unit economics breakdown 43 Key stats per vehicle Days of rental in a month # mechanics 2 Note: % of COGS $ 30,511 - 20% - 7% - 20% - 7% - 7% - 25% - 8% Key stats per vehicle D a y s o f r e n t a l i n a mon t h 25 # mechanics 1 — 2% — 2% - 4% 100% Break - even analysis with 250 vehicles Contribution margin analysis 25 Rides per day 2 rides with 750 vehicles Rides per day 2.5 rides Avg ride length 4.8 min Avg ride length 11 min Unlock price $ 1.00 Unlock price $ 1.00 Price per minute $ 0.30 Price per minute $ 0 . 30 Daily Revenue per scooter $ 4.88 Daily Revenue per scooter $ 1 0 . 75 Monthly revenue per scooter $ 122.05 Monthly revenue per scooter $ 26 8 . 75 # Vans 2 # Vans 4 # drivers 3 — 2% - 19% # drivers 6 $ 115,225

Case St u dies 44

Washington D.C. , USA Seamlessly connecting suburbs with the Capital - Awarded a permit to operate a fleet of 1,500 e - bikes - Continues to serve the local community during the COVID - 19 pandemic - Operates in neighboring cities of Alexandria and Arlington, Virginia 3,700 2x Vehicles permitted Larger permitted fleet than competitors 1 0/8 1 0/29 11/ 1 9 12 /1 0 12 / 3 1 1/2 1 2 / 1 1 3 / 4 3 / 25 4 / 1 5 5/6 T rips U s e r s 45 Growth first 8 months 544 , 9 53 29 0 , 522

Seamlessly transitioning cash payments to a digital world Bridging high - tech solutions and traditional behavior - Partners with EPAY, a Euronet Group Company, to gain access to >50,000 physical points of sale for existing services of the Helbiz Ecosystem (Helbiz Mobility, Helbiz Kitchen, Helbiz Insurance and Helbiz Transit) - Creates a diversified network of affiliated points of sale to maximize coverage and reach: (Market - leading supermarket chains, Network of local Bars, Bookstore chains, Local direct affiliates and distributors) - 2021 Key Objective: To expand our affiliated point of sale network to >100,000 in Italy and leverage the same partners to the U.S. for global coverage and uniform sale strategy. +5 0 , 00 0 Cash Top - up Locations 86% 27% Of All Italian transactions are Of Italians have a paid with physical currency Credit Card 46 Notes: 1 Corriere della Sera - Italia peggio di Burundi ed Azerbaijan per l'uso delle carte (2020)

Find us on the News As Europe slowly unlocks, e - scooter startups, like Helbiz, are wooing with offers To boost its initiative, Helbiz has partnered with the Italian government’s COVID - 19 Task Force. Find more on helbiz.com/newsroom Helbiz Launches E - Scooters in Washington, DC Helbiz, a global leader in micro - mobility, has launched a fleet of innovative new e - scooters on the streets of Washington, DC. 47

Key Investment Highlights 48 Why the future belongs to Helbiz An Established Market Leader - A well - known brand with deep market penetration A New Regulatory Landscape - Benefitting Helbiz, an experienced and reputable operator with a strong pipeline of licenses Multiple Revenue Streams - Less dependent on rental income A Proven Business Model - Compelling unit economics and clear path to profitability in 2021 Market Leading Technology - Our proprietary technology platform An Innovative Multimodal Platform - Broadened reach, value proposition and city integration In - house Operations - A higher level of control over service quality and offerings Multiple catalysts ahead - New licenses expected to be signed in 2021 1 2 3 4 5 6 7 8 Attractive valuation - Proforma 1.9x 2022 EV/revenue, 7.1 x 2022 EV/EBITDA 10 Transaction includes $ 30 million PIPE - Anchored by institutional investors and Helbiz shareholders rolling 100% of their equity 9